EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK

                               TRIAD MEDICAL INC.
          National in Scope o Regionally Directed o Locally Focused(TM)

INCORPORATED UNDER THE LAWS                                      SEE REVERSE FOR
OF THE STATE OF DELAWARE                                     CERTAIN DEFINITIONS
                                                               CUSIP 89579E 10 3

THIS CERTIFIES THAT

                               TRIAD MEDICAL INC.

IS THE RECORD HOLDER OF

        FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF TRIAD MEDICAL INC., $.001 PAR VALUE, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                               TRIAD MEDICAL INC.
                             DELAWARE CORPORATE SEAL

  /S/ WALTER WALLACH                                    /S/ R. TUCKER COOP
      Secretary                                             President

        The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT - ________ Custodian _________
TEN ENT -as tenants by the entireties                      (Cust)             (Minor)
JT TEN -as joint tenants with right of                    under Uniform Gifts to Minor
         survivorship and not as tenants                  Act ________________________
         in common                                                  (State)
                                      UNIF TRF MIN ACT - ________ Custodian (until age ___)
                                                           (Cust)
                                                         __________ under Uniform Transfers
                                                          (Minor)
                                                         to Minors Act ____________________
                                                                               (State)

    Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, ________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________
____________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: _________________________

                              X __________________________________
                              X __________________________________

                        NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT OF ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By: ___________________________________

THE SIGNATURE SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.

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